SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2015
SUBSEQUENT EVENTS.
SUBSEQUENT EVENTS

23. SUBSEQUENT EVENTS

In July 2015, the Company entered into a five-year framework agreement with China Development Bank, which includes various financing products for an aggregate amount of RMB1.5 billion. In January 2016, in connection with purchase of vehicles, the Company drew down an aggregate amount of RMB220 million in bank loans under this framework agreement. The principal and interest are payable over three years from the borrowing commencement date. The loan bears an initial interest rate of 5.23% per annum and the interest rate is adjusted annually based on the published People’s Bank of China interest rate with equivalent term. This loan is collateralized by vehicles purchased under this borrowing.

In January 2016, the Company entered into agreements with Shanghai Chenghuan Car Rental Company Limited (“Shanghai Chenghuan”), pursuant to which the Company agreed to extend, through entrusted bank loans, an aggregate amount of RMB50 million to Shanghai Chenghuan. The loans have a term of one year and bear an interest rate of 7.75% per annum. Shanghai Chenghuan’s shareholders and affiliated companies provided certain security interests. After one year, the Company has the option to convert its creditor rights into equity interests in Shanghai Chenghuan at a pre-determined valuation. Shanghai Chenghuan is a middle-to-high-end car rentals and car services provider in the local market, and is an independent third party.

In January 2016, in connection with the purchase of vehicles, the Company entered into a short-term borrowing agreement with an automobile financing company for an aggregate principal amount of RMB103,037,680. The loan bears an interest rate of 5.2% per annum. The automobile financing company holds the registration certificates of the vehicles purchased under this agreement.

In February 2016, the Company entered into a short-term loan facility agreement with a bank for which a total loan facility up to RMB25,000,000 was made available to the Company. The loan bears an initial interest rate of 4.698% per annum and the interest rate is adjusted quarterly based on the published People’s Bank of China interest rate with equivalent term. The loan is guaranteed by the founder of the Company, Ray Ruiping Zhang.

In April 2016, the Company entered into a short-term loan facility agreement with a total loan facility up to RMB50,000,000 was made available to the Company. The loan bears a fixed interest rate of 4.35% per annum.